Income taxes	12 Months Ended
Dec. 31, 2024
Income taxes [Abstract]
Income taxes	Income taxes
Accounting policies
Income tax
Income tax in the Consolidated statement of
income comprises current income tax and effects
of changes in deferred tax positions. Income tax is
recognised in the Consolidated statement of
income except when it relates to items recognised
in other comprehensive income (OCI).
Current tax consists of the expected tax payable
for the year and any adjustment to tax payable for
previous years. Uncertain tax positions and
potential tax exposures are analysed individually.
The outcomes of tax disputes are mostly binary in
nature, and in each case the most likely amount for
probable liabilities to be paid (including penalties)
or assets to be received (disputed tax positions for
which payment has already been made) is
recognised within Current tax or Deferred tax as
appropriate.
Deferred tax assets and liabilities are recognised
for the future tax consequences attributable to
differences between the carrying amounts of
existing assets and liabilities and their respective
tax bases, and on unused tax losses and credits
carried forward, subject to the initial recognition
exemption. A deferred tax asset is recognised only
to the extent that it is probable that future taxable
income will be available against which the asset
can be utilised. For a deferred tax asset to be
recognised based on future taxable income,
convincing evidence is required, considering the
existence of contracts, production of oil or gas in the
future based on volumes of expected reserves,
observable prices in active markets, expected
volatility of trading profits, expected foreign currency
rate movements and similar facts and circumstances.
When an asset retirement obligation or a lease
contract is initially reflected in the accounts, a
deferred tax liability and a corresponding deferred
tax asset are recognised simultaneously and
accounted for in line with other deferred tax items.
Estimation uncertainty regarding income tax
Equinor incurs significant amounts of income taxes
payable to various jurisdictions and may recognise
significant changes to deferred tax assets and
deferred tax liabilities. There may be uncertainties
related to interpretations of applicable tax laws and
regulations regarding amounts in Equinor’s tax
returns, which are filed in a number of tax regimes.
For cases of uncertain tax treatments, it may take
several years to complete the discussions with
relevant tax authorities or to reach resolutions of the
appropriate tax positions through litigation.
The carrying values of income tax related assets
and liabilities are based on Equinor's
interpretations of applicable laws, regulations and
relevant court decisions. The quality of these
estimates, including the most likely outcomes of
uncertain tax treatments, is dependent upon
proper application of at times very complex sets of
rules, the recognition of changes in applicable rules
and, in the case of deferred tax assets,
management's ability to project future earnings
from activities that may apply loss carry forward
positions against future income taxes. Climate-
related matters and the transition to carbon-
neutral energy-consumption globally have
increased the uncertainty in determining key
business assumptions used to assess the
recoverability of deferred tax assets through
sufficient future taxable income before tax losses
expire.

Significant components of income tax expense
	Full year
(in USD million)	2024	2023	2022

Current income tax expense in respect of current year	(20,063)	(24,028)	(52,124)
Prior period adjustments	76	(121)	(112)

Current income tax expense	(19,987)	(24,149)	(52,236)

Origination and reversal of temporary differences	(1,931)	(1,529)	(2,136)
Recognition/Derecognition of previously (un)recognised deferred tax assets	60	(137)	4,401
Change in tax regulations	(34)	4	—
Prior period adjustments	(264)	(169)	110

Deferred tax income/(expense)	(2,169)	(1,831)	2,375

Income tax	(22,157)	(25,980)	(49,861)
Changes to tax regimes
UK
On 23 May 2022, the UK introduced a new levy
intended to tax windfall profits on oil and gas
production from the United Kingdom Continental
Shelf, called the Energy (Oil & Gas) Profits Levy Act
2022 (EPL). EPL was introduced as a new temporary
tax at the rate of 25%, initially from 26 May 2022 to
31 December 2025, and this was subsequently
extended to 31 March 2028, with an increase in the
rate to 35% from 1 January 2023. It applies to profits
on transactions from that date forward with no tax
relief for prior expenditures or brought forward
losses and with no EPL tax relief for interest and
decommissioning costs. Capital cost incurred since
26 May 2022 are eligible for an EPL deductible uplift
(“investment allowances”) originally of 80%, although
was reduced to 29% from 1 January 2023 for
expenditure other than that in respect of de-
carbonisation where the rate of uplift was 80%. As of
1 November 2024, the EPL rate was increased to 38%
(making the overall tax rate for petroleum activities in
the UK to 78% while the EPL is in effect) and was
extended until 30 March 2030, although the
extension of the tax was not substantially enacted at
year-end 2024. Capital expenditures incurred after
1 November 2024 are no longer eligible for the EPL
deductible uplift, with the exception of capital
expenditures for de-carbonisation, where the rate of
uplift is now 66%. EPL losses can be carried forward
without limitation and carried back for one year. The
UK Government has stated that it would publish a
consultation in early 2025 regarding how it intends to
respond to price shocks when the EPL regime ends in
March 2030.

Reconciliation of statutory tax rate to effective tax rate
	Full year
(in USD million)	2024	2023	2022

Income/(loss) before tax	30,986	37,884	78,604

Calculated income tax at statutory rate1)	(7,673)	(8,833)	(18,168)
Calculated Norwegian Petroleum tax2)	(14,611)	(17,226)	(36,952)
Tax effect uplift3)	216	160	259
Tax effect of permanent differences regarding divestments	426	82	417
Tax effect of permanent differences caused by functional currency different from tax currency	374	5	145
Tax effect of other permanent differences	81	453	403
Recognition/Derecognition of previously (un)recognised deferred tax assets4)	60	(137)	4,401
Change in unrecognised deferred tax assets	(132)	(29)	(34)
Change in tax regulations	(34)	4	—
Prior period adjustments	(188)	(290)	(3)
Other items including foreign currency effects	(677)	(169)	(327)

Income tax	(22,157)	(25,980)	(49,861)

Effective tax rate	71.5%	68.6%	63.4%
1)The weighted average of statutory tax rates was 24.8% in 2024, 23.3% in 2023 and 23.1% in 2022. The rates are influenced by earnings composition between tax regimes with lower statutory tax rates and tax regimes with higher statutory tax rates.
2)The Norwegian petroleum income is taxable at a tax rate of 71.8% after deducting a calculated 22% corporate tax.
3)As from 2023 the uplift deduction for investments on NCS has been abolished except for asset investments that fall under the temporary rules enacted under the Covid-19 pandemic. For investments with PUD submitted to the authorities before 31 December 2022 the rules allow a direct deduction of the whole uplift in the year the capital expenditure is incurred. In 2023 the rate was 12.4% and this rate did not change in 2024.
4)Equinor performs its assessment on DTA recognition based on sources of income such as the reversal pattern of taxable timing differences and projections of taxable income and recognises the amount of deferred tax assets that is probable to be realised. In 2024 USD 60 million was recognised mainly related to updated cash flow forecast for Angola, compared to a derecognition of USD 137 million in 2023 due to an increase in valuation allowance mainly related to Angola and Canada,

Deferred tax assets and liabilities comprise
(in USD million)	Tax losses carried forward	Property, plant and equipment and intangible assets	Asset retirement obligations	Lease liabilities	Pensions	Derivatives	Other	Total

Deferred tax assets	7,936	520	6,928	1,180	535	406	1,235	18,741
Deferred tax liabilities	—	(23,724)	—	(2)	(5)	(313)	(805)	(24,849)

Net asset/(liability) at 31 December 2024	7,936	(23,204)	6,928	1,178	530	93	430	(6,108)

Deferred tax assets	8,575	514	7,816	1,298	747	446	1,495	20,892
Deferred tax liabilities	(28)	(26,041)	—	(2)	(6)	—	(300)	(26,377)

Net asset/(liability) at 31 December 2023	8,547	(25,527)	7,816	1,296	741	446	1,195	(5,485)

Changes in net deferred tax liability during the year were as follows:
(in USD million)	2024	2023	2022

Net deferred tax liability at 1 January	5,485	3,179	7,655
Charged/(credited) to the Consolidated statement of income	2,169	1,831	(2,375)
Charged/(credited) to Other comprehensive income	239	(66)	105
Acquisitions and disposals	(423)	981	(968)
Foreign currency translation effects and other effects	(1,362)	(440)	(1,238)

Net deferred tax liability at 31 December	6,108	5,485	3,179
Deferred tax assets and liabilities are offset to the extent that the deferred taxes relate to the same fiscal authority, and there is a legally enforceable right to offset current tax assets against current tax liabilities.
After netting deferred tax assets and liabilities by fiscal entity and reclassification to Assets held for sale, deferred taxes are presented on the Consolidated balance sheet as follows:

	At 31 December
(in USD million)	2024	2023

Deferred tax assets	4,900	7,936
Deferred tax liabilities	12,726	13,345
Net deferred tax asset/(liability) classified as held for sale	1,717	(76)
Deferred tax assets are recognised based on the
expectation that sufficient taxable income will be
available through reversal of taxable temporary
differences or future taxable income. At year-end
2024, the deferred tax assets of USD 6,850 million
were primarily recognised in the US, the UK, Norway,
Angola, Canada and Brazil. Of this amount, USD 3,553
million was recognised in entities which have suffered

Unrecognised deferred tax assets
		At 31 December
	2024		2023
(in USD million)	Basis	Tax	Basis	Tax

Deductible temporary differences	2,267	924	2,555	1,030
Unused tax credits	—	189	—	185
Tax losses carried forward	4,456	1,051	3,944	947

Total unrecognised deferred tax assets	6,723	2,164	6,499	2,162
Approximately 90% of the unrecognised carry
forward tax losses can be carried forward indefinitely.
The majority of the unrecognised tax losses that
cannot be carried forward indefinitely expire after
2027. The unrecognised tax credits expire from 2030,
while the unrecognised deductible temporary
differences do not expire under the current tax
legislation. Deferred tax assets have not been
recognised in respect of these items because
currently there is insufficient evidence to support that
future taxable profits will be available to secure
utilisation of the benefits.
a tax loss in either the current or the preceding
period. The corresponding amounts for 2023, were
USD 7,952 million and USD 965 million, respectively.
The tax losses will be utilised through reversal of
taxable temporary differences and future taxable
income, mainly from production of oil and gas. Around
80% of the tax losses carried forward and recognised
as deferred tax assets, excluding deferred tax assets
classified as held for sale, are expected to be fully
utilised within 10 years.
At year-end 2024, unrecognised deferred tax assets
in Angola and Canada represents USD 650 million
and USD 401 million, respectively, of the total
unrecognised deferred tax assets of USD 2,164
million. Similar amounts for 2023 were USD 712 million
in Angola and USD 415 million in Canada of a total of
USD 2,162 million. The remaining unrecognised
deferred tax assets originate from several different
tax jurisdictions.